UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024 (July 12, 2024)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

706 N Citrus Ave.

Los Angeles, CA 90038

(Address of principal executive offices)

(323) 266-7111

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Starco Brands, Inc.’s, a Nevada corporation, (“Starco” or the “Company”) Board of Directors (the “Board”)

On May 14, 2024, the (i) Company, (ii) Ross Sklar (“Sklar”), (iii) GV 2016, L.P. (“GV”), The Production Board, LLC (“TPB”), and Andreessen Horowitz Fund IV, L.P., AH Parallel Fund III, L.P., and a16z Seed-III, LLC (formerly known as AH Fund III Seed, L.L.C.) (collectively, “Andreessen” and together with GV and TPB, the (“Major Stockholders”), entered into an amendment to that certain Voting Agreement, by and between the Company, Sklar and the stockholders of the Company listed on Schedule A thereto (the “Voting Agreement Amendment”), filed as Exhibit 4.8 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “Commission”) on May 15, 2024.

Sklar and the Major Stockholders (together, the “Stockholder Majority”) held, and currently hold, a majority of all outstanding shares of the Company, and pursuant to the Voting Agreement Amendment, the Stockholder Majority increased the size of the Company’s Board from three (3) directors to seven (7) directors. In accordance with Section 3.4 of the Amended and Restated Bylaws of the Company (the “Bylaws”), the Board may fill newly created directorships by majority vote of the then current directors of the Board appointing persons to fill such directorships.

On July 12, 2024, in accordance with the Voting Agreement Amendment and the Bylaws, the Board appointed Joe Schimmelpfennig to the Board, bringing the number of Board members to four (4) directors, with three (3) remaining vacancies to be filled by the Board.

Biography of New Director

Joe Schimmelpfennig

Joe Schimmelpfennig is an experienced investment banking and finance executive with more than 30 years of experience successfully building and scaling a consumer investment banking team as well as executing transactions. During that time, Mr. Schimmelpfennig has successfully closed sell-side and buy-side M&A transactions, minority equity and debt capital raises, and has lead managed and co-managed public offerings for a number of companies in the consumer sector.

Mr. Schimmelpfennig is currently the Head of Consumer Investment Banking at D.A. Davidson, a middle market investment banking firm. Prior to joining D.A. Davidson, Mr. Schimmelpfennig was the Head of Investment Banking and the Consumer Group at Wunderlich Securities, which was majority-owned and managed by Altamont Capital Partners and acquired by B. Riley Financial in 2017.

Mr. Schimmelpfennig received his bachelor’s degree in Business Administration & Economics from Coe College.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Starco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: July 18, 2024	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer